FIRST AMENDMENT
                                          to
                              SOFTWARE LICENSE AGREEMENT


              THIS FIRST AMENDMENT (this "Amendment") is entered into as of November 15, 1995 between VIRTUAL OPEN NETWORK ENVIRONMENT CORP. ("V-ONE"), a Maryland corporation, and TRUSTED INFORMATION SYSTEMS, INC. ("TIS"), a Maryland corporation, in order to revise, supplement and reaffirm the Software License Agreement (the "Agreement") entered into by the parties as of October 6, 1994. Capitalized terms employed in this Amendment and not otherwise defined herein shall have the meanings given in definition of such terms in the Agreement.

              1.      AMENDMENT OF SECTION 2.4.2.   Section 2.4.2 of the
     Agreement is hereby amended by the addition, at the end of the present section, of the following:

              V-ONE shall have the right to market and distribute, directly through third-party resellers, software products designed by V-ONE that combine the TIS Software and Software Modifications. V-ONE shall submit to TIS for advance review and approval all training materials intended to instruct such third-party resellers regarding the design, functionality, operation, maintenance or support of the modified TIS Software.

              2. RATIFICATION OF AGREEMENT. Except as expressly modified by this Amendment, all provisions of the Agreement, which is incorporated herein by this reference, shall remain in full force and effect following the execution and delivery of this Amendment.

              IN WITNESS WHEREOF, the parties have caused this Amendment to be signed by their duly authorized representatives as of the ate first written above.


     VIRTUAL OPEN NETWORK ENVIRONMENT CORP.


     By:   /s/  Bob Rybicki
         ----------------------------------

     Title:     V.P., Bus. Dev.
            -------------------------------


     TRUSTED INFORMATION SYSTEMS, INC.

     By:  /s/ Steven Lipner
         ----------------------------------

     Title:     Vice President
            -------------------------------
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